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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):     July 11, 2001
                                                            -------------


                               ZANY BRAINY, INC.
                               -----------------
                (Exact Name of Registrant Specified in Charter)

 Pennsylvania                   0-26185                 23-2663337
---------------                ---------                ----------
(State or Other             (Commission File         (I.R.S. Employer
Jurisdiction of                  Number)            Identification No.)
Incorporation)



           2520 Renaissance Boulevard
          King of Prussia, Pennsylvania                          19406
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     (Address of Principal Executive Offices)                  (Zip Code)



    Registrant's telephone number, including area code:    (610) 278-7800
                                                           --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

On July 10, 2001, we announced that we had entered into an agreement with Waterton Management, LLC. Under the terms of the agreement, upon receiving Bankruptcy Court approval, which is expected to occur in August, we will transfer substantially all of our employees, assets and certain liabilities, including post-petition trade payables and store leases, to a newly created subsidiary whose operations are not subject to the Bankruptcy Court proceedings. Waterton Management will arrange for a new secured loan facility for this subsidiary. We will utilize cash received from the new subsidiary to pay off our existing Debtor-in-Possession facility, pay certain other expenses and obligations and, under a plan of reorganization, fund payments to our unsecured creditors. The new operating subsidiary will also retain substantial working capital at the time of closing.

As soon as practicable after the closing of the asset sale and financing, we intend to file a plan of reorganization. Provided that we meet our sales targets and other projections prior to closing, it is anticipated that unsecured creditors will receive a distribution on their pre-petition claims in the range of fifteen to twenty cents on the dollar. Our existing shareholders are not expected to receive any distribution.

The agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The proposed transaction is subject to Bankruptcy Court approval and the execution of definitive documents.

The press release announcing the execution of the agreement is filed as Exhibit
99.2 to this Form 8-K and is incorporated herein by reference.

This Report on Form 8-K contains, in addition to historical information, forward-looking statements, including statements regarding the ability to close the asset sale and financing and subsequent reorganization and the timing of such closings, the ability to strengthen the brand, the distribution to the unsecured creditors, our emergence as a well-capitalized and focused enterprise and the opportunity for our employees and us to reach our full potential. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such differences include, but are not limited to, challenges arising from our Chapter 11 filing, the execution of definitive documents, the need for support from our general unsecured creditors, the need for Bankruptcy Court approval, the level of trade support, changes in consumer spending patterns and in demand for both core and popular products, as well as risks set forth in our filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to us as of the date of this report, and we assume no obligation to update these forward-looking statements.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.    Exhibit
-----------    -------

99.1 Agreement, dated July 9, 2001, among Waterton Management, LLC, Zany Brainy, Inc., Children's Products, Inc., Children's Development Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC, and Zany Brainy Direct LLC (attachment omitted).

99.2           Press Release, dated July 10, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZANY BRAINY, INC.


Date: July 11, 2001                By /s/ Thomas G. Vellios
      -------------                   -------------------------------------
                                      Thomas G. Vellios
                                      Chief Executive Officer and President

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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Agreement, dated July 9, 2001, among Waterton Management, LLC, Zany Brainy, Inc., Children's Products, Inc., Children's Development Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC, and Zany Brainy Direct LLC (attachment omitted).

99.2           Press Release, dated July 10, 2001.

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